Board of Directors
HEALTHWORLD CORPORATION
100 Avenue of the Americas
New York, NY 10013

Gentlemen:

         I hereby consent to my being named as a nominee for director of Healthworld Corporation (the "Company") in the Company's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission in connection with the initial public offering of the Company's common stock, and to serve in such capacity if so elected.

                                                           Very truly yours,

                                                           /s/ Colin Lloyd
                                                           ---------------------
                                                           Colin Lloyd
                                                           Dated: August 5, 1997

Board of Directors
HEALTHWORLD CORPORATION
100 Avenue of the Americas
New York, NY 10013

Gentlemen:

         I hereby consent to my being named as a nominee for director of Healthworld Corporation (the "Company") in the Company's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission in connection with the initial public offering of the Company's common stock, and to serve in such capacity if so elected.

                                                           Very truly yours,

                                                           /s/ Peter Knight
                                                           ---------------------
                                                           Peter Knight
                                                           Dated: August 4, 1997

Board of Directors
HEALTHWORLD CORPORATION
100 Avenue of the Americas
New York, NY 10013

Gentlemen:

         I hereby consent to my being named as a nominee for director of Healthworld Corporation (the "Company") in the Company's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission in connection with the initial public offering of the Company's common stock, and to serve in such capacity if so elected.

                                                           Very truly yours,

                                                           /s/ Jonah Shacknai
                                                           ---------------------
                                                           Jonah Shacknai
                                                           Dated: August 6, 1997

Board of Directors
HEALTHWORLD CORPORATION
100 Avenue of the Americas
New York, NY 10013

Gentlemen:

         I hereby consent to my being named as a nominee for director of Healthworld Corporation (the "Company") in the Company's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission in connection with the initial public offering of the Company's common stock, and to serve in such capacity if so elected.

                                                           Very truly yours,

                                                           /s/ Alex Spizz
                                                           ---------------------
                                                           Alex Spizz
                                                           Dated: August 1, 1997

Board of Directors
HEALTHWORLD CORPORATION
100 Avenue of the Americas
New York, NY 10013

Gentlemen:

         I hereby consent to my being named as a nominee for director of Healthworld Corporation (the "Company") in the Company's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission in connection with the initial public offering of the Company's common stock, and to serve in such capacity if so elected.

                                                           Very truly yours,

                                                           /s/ Francis Hughes
                                                           ---------------------
                                                           Francis Hughes
                                                           Dated: August 5, 1997